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                                                                  EXHIBIT 10.24

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                                 UNIT AGREEMENT


                                  BY AND AMONG


                                  IRIDIUM LLC
                    (A DELAWARE LIMITED LIABILITY COMPANY),

                          IRIDIUM CAPITAL CORPORATION
                           (A DELAWARE CORPORATION),

                       IRIDIUM WORLD COMMUNICATIONS LTD.
                              (A BERMUDA COMPANY),

                              IRIDIUM ROAMING LLC
                    (A DELAWARE LIMITED LIABILITY COMPANY),

                                 IRIDIUM IP LLC
                     (A DELAWARE LIMITED LIABILITY COMPANY)


                                      AND


                      STATE STREET BANK AND TRUST COMPANY,
                             AS UNIT AGENT, TRUSTEE
                               AND WARRANT AGENT





                           DATED AS OF JULY 16, 1997


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                 This UNIT AGREEMENT (the "Agreement") dated as of July 16,
1997 is by and among Iridium LLC, a Delaware limited liability company ("Iridium"), Iridium Capital Corporation, a Delaware corporation ("Capital" and, together with Iridium, the "Note Issuers"), Iridium World Communications Ltd., a Bermuda company ("IWCL"), Iridium Roaming LLC and Iridium IP LLC (together, the "Guarantor Subsidiaries" and together with Iridium, Capital and IWCL, the "Issuers"), and State Street Bank and Trust Company, as Trustee, Warrant Agent and Unit Agent.

                 WHEREAS, the Note Issuers propose to issue $300,000,000 aggregate principal amount of its 13% Senior Notes due 2005, Series A (the "Notes") pursuant to an Indenture dated as of July 16, 1997 (the "Indenture") among the Note Issuers, as joint and several obligors, the Guarantor Subsidiaries and State Street Bank and Trust Company, as trustee (the "Trustee"), and IWCL proposes to issue 300,000 warrants (the "Warrants"), each of which represents the right to purchase 5.2 shares (the "Warrant Shares") of Class A Common Stock, par value $0.01 per share (the "Class A Common Stock") of IWCL, pursuant to a Warrant Agreement dated as of July 16, 1997 (the "Warrant Agreement") between IWCL and State Street Bank and Trust Company, as Warrant Agent (the "Warrant Agent"). The Warrants represent the right to purchase an aggregate of 1,560,000 Warrant Shares. The Notes and the Warrants issued in connection therewith will initially be represented by units (the "Units"), with each Unit consisting of $1,000 principal amount of Notes and one Warrant. The
Note Issuers also propose to issue $500,000,000 aggregate principal amount of its 14% Senior Notes due 2005, Series B (the "Series B Notes") pursuant to an Indenture dated as of July 16, 1997 among the Note Issuers, as joint and several obligors, the Guarantor Subsidiaries and State Street Bank and Trust Company, as trustee. The Series B Notes are not subject to this Agreement.

                 WHEREAS, the Issuers, the Trustee and the Warrant Agent desire to appoint State Street Bank and Trust Company to act as their agent for the purpose of issuing certificates representing the Units and for the registration of transfers and exchanges thereof. State Street Bank and Trust Company in such capacity is referred to herein as the "Unit Agent."

                 WHEREAS, the Units will be exchangeable for the Notes and Warrants represented thereby upon the earlier to occur of: (i) the commencement of an exchange offer or the effectiveness of a shelf registration statement for the Notes and (ii) such date after January 15, 1998 as Chase Securities Inc. may, in its discretion, deem appropriate. The date on which the earlier of the event listed in (i) and the event listed in (ii) above occurs is referred to as the "Separability Date."

                 NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

                 SECTION 1. Appointment of Unit Agent. (a) The Issuers hereby appoint the Unit Agent to act as agent for it in accordance with the instructions set forth hereinafter in this Agreement, and the Unit Agent hereby accepts such appointment.

                 (b) The Trustee, the Note Issuers and the Guarantor Subsidiaries hereby appoint the Unit Agent as an authenticating agent and Registrar (as defined in the Indenture) for the Notes for so long as the Notes are represented by the Units. In its capacity as an authenticating agent and
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Registrar, the Unit Agent shall have the rights and obligations provided for such capacities in the Indenture.

                 (c) The Warrant Agent and IWCL hereby appoint the Unit Agent as an authenticating agent and the holder of the Certificate Register (as defined in the Warrant Agreement) (in such capacity, the "Warrants Registrar") for so long as the Warrants are represented by the Units. In its capacity as an authenticating agent and Warrants Registrar, the Unit Agent shall have the rights and obligations provided for such capacities in the Warrant Agreement.

                 SECTION 2. Unit Certificates. (a) The Units will initially be represented in the form of one or more global Unit certificates (the "Global Units"), substantially in the form of Exhibit A attached hereto, as required by the Indenture and the Warrant Agreement. The Global Units to be delivered pursuant to this Agreement shall bear the legend set forth in Exhibit B attached hereto. Global Units shall represent such of the outstanding Units as shall be specified therein and each shall provide that it shall represent the aggregate Units from time to time endorsed thereon and that the aggregate amount of outstanding Units represented thereby may from time to time be reduced or increased, as appropriate. Any endorsement of a Global Unit to reflect the amount of any increase or decrease in the amount of outstanding Units represented thereby shall be made by the Unit Agent and Depositary (as defined below) in accordance with instructions given by the holder thereof.
The Depository Trust Company shall act as the depositary (the "Depositary") with respect to any Global Units until a successor shall be appointed by the Issuers and the Unit Agent.

                 (b) The initial Units are being offered and sold by the Issuers pursuant to the Purchase Agreement dated July 11, 1997 among the Issuers, Chase Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Purchase Agreement"). Initial Units offered and sold to "qualified institutional buyers" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")) ("QIBs") in accordance with Rule 144A under the Securities Act ("Rule 144A") as provided in the Purchase Agreement, shall be issued on the date of first issuance of the Units (the "Issue Date") initially in the form of one or more permanent global Units in registered form (the "Rule 144A Global Units"), deposited with the Unit Agent, as custodian for the Depositary, duly executed by the Issuers and countersigned by the Unit Agent as hereinafter provided. The aggregate amount of any Rule 144A Global Units may from time to time be increased or decreased by adjustments made on the records of the Unit Agent, as custodian for the Depositary or its nominee, as hereinafter provided.

                 (c) Initial Units offered and sold in offshore transactions in reliance on Regulation S as provided in the Purchase Agreement, shall be issued initially on the Issue Date in the form of one or more temporary global Units in registered form (the "Regulation S Temporary Global Units"). The Regulation S Temporary Global Units shall be registered in the name of, and held by, a temporary certificate holder designated by Chase Securities Inc. until the 40th day after the later of the commencement of the distribution of the respective initial Units and the Issue Date (the "Regulation S Restricted Period") with respect to the offer and sale of the initial Units (the "Regulation S Units Exchange Date"). Iridium shall promptly notify the Unit Agent in writing of the occurrence a Regulation S Units Exchange Date and, within a reasonable time after the Regulation S Units Exchange Date, upon receipt by the Unit Agent and Iridium of one or more certificates





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substantially in the form set forth in Exhibit C, the Issuers shall execute, if not already executed, and the Unit Agent shall authenticate and deliver, if not already authenticated and delivered, one or more permanent global Units in registered form, substantially in the form set forth in Exhibit A (the "Regulation S Permanent Global Units", and together with the Regulation S Temporary Global Units, the "Regulation S Global Units") or increase the beneficial ownership interest therein if already executed, authenticated and delivered, in exchange for the Regulation S Temporary Global Units of like tenor and amount. The Regulation S Global Units and Rule 144A Global Units are referred to herein as the "Global Units." Notwithstanding the foregoing, the Issuers may execute, and the Unit Agent may authenticate and deliver Regulation S Permanent Global Units in 0 (zero) amount at the time of issuance of the Regulation S Temporary Units.

                 (d) Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Unit Agreement with respect to any Global Unit held on their behalf by the Depositary, or the Unit Agent as its custodian, or under such Global Unit, and the Depositary may be treated by the Issuers, the Unit Agent and any agent of the Issuers or the Unit Agent as the absolute owner of such Global Unit for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuers, the Unit Agent or any agent of the Issuers or the Unit Agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or shall impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Unit.

                 (e) Transfers of a Global Unit shall be limited to transfers of such Global Unit in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in a Global Unit may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 5. Except as otherwise provided herein, beneficial owners may obtain Definitive Units in exchange for their beneficial interests in a Global Unit only if (i) the Issuers notify the Unit Agent in writing that the Depositary is no longer willing or able to act as Depositary for such Global Unit or the Depositary ceases to be a "clearing agency" registered under the Exchange Act, at a time when the Depositary is required to be so registered in order to act as Depositary, and, in each case, a successor depositary is not appointed by the Issuers within 90 days of such notice, (ii) the Issuers, at their option, notify the Unit Agent in writing that they elect to cause the issuance of Definitive Units or (iii) an Event of Default has occurred and is continuing under the Indenture and the Unit Agent has received a request from the Depositary to effect such exchange.

                 (f) In connection with any transfer of a portion of the beneficial interest in a Global Unit pursuant to subsection (e) of this Section or Section 5 to beneficial owners who are required to hold Definitive Units, the Unit Agent shall reflect on its books and records the date and a decrease in the amount of such Global Unit in an amount equal to the amount of the beneficial interest in the Global Unit to be transferred, and the Issuers shall execute, and the Unit Agent shall authenticate and deliver, one or more Definitive Units of like tenor and amount.

                 (g) In connection with the transfer of an entire Global Unit to beneficial owners pursuant to subsection (e) of this Section, such Global Unit shall be deemed to be surrendered to the Unit Agent for cancellation, and the Issuers shall execute, and the Unit Agent shall authenticate and





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deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in such Global Unit, an equal aggregate principal amount of Definitive Units of authorized denominations.

                 (h) Any Definitive Unit delivered in exchange for an interest in a Global Unit pursuant to subsection (e) or subsection (f) of this Section shall, unless the circumstances provided in Section 5(d)(i)(x) exist or except as otherwise provided in Section 5(h), bear the Private Placement Legend.

                 (i) The registered holder of a Global Unit may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Unit Agreement or the Units.

                 SECTION 3. Execution of Unit Certificates. Certificates for Global Units and units represented in registered form as definitive Unit certificates (the "Definitive Units") (collectively, the "Unit Certificates") shall be signed on behalf of each of the Issuers by an Officer (as defined below) of each of the Issuers. As used herein, "Officer" means the chairman of the board, the chief executive officer, the chief financial officer, the president, any vice president, the treasurer, secretary or any assistant secretary of the applicable Issuer. Each such signature upon the Unit Certificates may be in the form of a facsimile signature of the current or any future Officer of each of the Issuers and may be imprinted or otherwise reproduced on the Unit Certificates and for that purpose the Issuers may adopt and use the facsimile signature of any person who shall have been an Officer of each of the Issuers, notwithstanding the fact that at the time the Unit Certificates shall be authenticated and delivered or disposed of he or she shall have ceased to hold such office.

                 In case any Officer of any Issuer who shall have signed any of the Unit Certificates shall cease to be such Officer of such Issuer before the Unit Certificates so signed shall have been authenticated by the Unit Agent, or disposed of by such Issuer, such Unit Certificates nevertheless may be authenticated and delivered or disposed of as though such person had not ceased to be such an Officer of such Issuer; and any Unit Certificate may be signed on behalf of each of the Issuers by any person who, at the actual date of the execution of such Unit Certificate, shall be a proper Officer of such Issuer to sign such Unit Certificate, although at the date of the execution of this Unit Agreement any such person was not such Officer.

                 Unit Certificates shall be dated the date of authentication by the Unit Agent.

                 SECTION 4. Registration and Authentication. The Unit Agent, on behalf of the Issuers, shall number and register the Unit Certificates in a register as they are issued by the Issuers.

                 Unit Certificates shall be manually authenticated by the Unit Agent and shall not be valid for any purpose unless so authenticated. The Unit Agent shall, upon written instructions of the Issuers in the form of an officers' certificate signed by an Officer (who must either be the principal executive officer, principal financial officer or principal accounting officer) (an "Officers' Certificate") specifying the number of Units to be authenticated, the date of such Units, and such





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other information as the Unit Agent may request, initially authenticate and deliver not more than 300,000 Units and shall thereafter authenticate and deliver such Units as otherwise provided in this Agreement.

                 The Issuers and the Unit Agent may deem and treat the registered holder(s) of the Unit Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes, and neither any of the Issuers nor the Unit Agent shall be affected by any notice to the contrary.

                 SECTION 5. Registration of Transfers and Exchanges. (a) During the period beginning on the later of the Issue Date and the last date on which any of the Issuers or any Affiliate of the Issuers was the owner of an initial Unit (or any predecessor of such Unit), and ending on the date two years (or such shorter period of time as permitted by Rule 144(k) under the Securities Act or any successor provision thereunder) from any such date, any initial Unit issued or owned during the period set forth above, as the case may be, and any Unit issued upon registration of transfer of, or in exchange for, or in lieu of, such initial Unit shall be deemed a "Transfer Restricted Security" and shall be subject to the restrictions on transfer provided in the Private Placement Legend (as defined); provided, however, that the term "Transfer Restricted Security" shall not include (a) any initial Unit which is issued upon transfer of, or in exchange for, any Unit which is not a Transfer Restricted Security or (b) any initial Unit as to which such restrictions on transfer have been terminated in accordance with this Section 5. Any Transfer Restricted Security shall bear the Private Placement Legend (as defined).

                 (b) Every Transfer Restricted Security shall be subject to the restrictions on transfer set forth in Section 2 and this Section 5 and shall bear the Private Placement Legend and the Holder of each Transfer Restricted Security, by such Holder's acceptance thereof, agrees to be bound by such restrictions on transfer.

                 (c) The restrictions imposed by Section 2 and this Section 5 upon the transferability of any particular Transfer Restricted Security shall cease and terminate and the Private Placement Legend shall no longer be necessary (a) in the case of a Regulation S Global Unit, on the Regulation S Unit Exchange Date or (b) in the case of a Rule 144A Global Unit or Definitive Unit, on (x) the later of two years (or such shorter period of time as permitted by Rule 144(k) under the Securities Act or any successor provision thereunder) after the later of the Issue Date or the last date on which any Issuer or any Affiliate of any Issuer was the owner of such Transfer Restricted Security (or any predecessor of such Transfer Restricted Security) or (y) (if earlier) if and when such Transfer Restricted Security has been sold pursuant to an effective registration statement under the Securities Act or, unless the Holder thereof is an Affiliate of any Issuer, transferred pursuant to Rule 144 or Rule 904 under the Securities Act (or any successor provision). Iridium shall inform the Unit Agent in writing of the effective date of any registration statement registering any Transfer Restricted Securities under the Securities Act.

                 Any Holder of a Global Unit shall, by acceptance of such Global Unit, agree that transfers of beneficial interests in such Global Unit may be effected only through a book-entry





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system maintained by the Holder of such Global Unit (as its agent), and the ownership of a beneficial interest in the Units may be required to be reflected in a book-entry.

                 (d) Transfers to Non-QIB Institutional Accredited Investors. The following provisions shall apply with respect to the registration of any proposed transfer of a Transfer Restricted Security to any institutional "accredited investor" as described in Rule 501(a)(1), (2), (3) or
(7) under the Securities Act ("IAI") which is not a QIB (excluding Non-U.S. Persons) that is consistent with the Private Placement Legend:

                          (i) Unit Agent shall register the transfer of any Unit, whether or not such Unit bears the Private Placement Legend, if
         (x) the requested transfer is subsequent to a date which is two years after the later of the Issue Date and the last date on which any of the Issuers or an Affiliate of the Issuers was the owner of the Unit or (y) the proposed transferee has delivered to the Unit Agent a certificate substantially in the form set forth in Exhibit D hereto.

                          (ii) If the proposed transferor is an Agent Member holding a beneficial interest in a Rule 144A Global Unit seeking to transfer a Definitive Unit to another Person, upon receipt by the Unit Agent of (x) the documents, if any, required by paragraph (i) and (y) instructions given in accordance with the Depositary's and the Unit Agent's procedures therefor, the Unit Agent shall reflect on its books and records the date and a decrease in the number of Units represented by such Rule 144A Global Unit in an amount equal to the number of Units represented by such Rule 144A Global Unit to be transferred, and the Issuers shall execute, and the Unit Agent shall authenticate and deliver, one or more Definitive Units of like tenor and amount.

                          (iii) An IAI which is not a QIB and not a Non-U.S. Person shall only hold Definitive Units.

                 (e) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Transfer Restricted Security to a QIB (excluding Non-U.S. Persons):

                          (i) If the Units to be transferred consist of (x) Definitive Units, the Unit Agent shall register the transfer if such transfer is being made by a proposed transferor who has provided the Unit Agent with a certificate substantially in the form set forth in Exhibit E hereto or (y) an interest in the Rule 144A Global Unit, the transfer of such interest may be effected only through the book-entry system maintained by the Depositary.

                          (ii) If the Units to be transferred consist of Definitive Units, upon receipt by the Unit Agent of (x) the document, if any, required by paragraph (i) and (y) instructions given in accordance with the Depositary's and the Unit Agent's procedures therefor, the Unit Agent shall reflect on its books and records the date and an increase in the number of Units represented by the Rule 144A Global Unit in an amount equal to the principal amount of the





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         Definitive Unit, to be transferred, and the Unit Agent shall cancel the Definitive Unit so transferred.

                 (f) Transfers of Interests in the Regulation S Global Unit to U.S. Persons. The following provisions shall apply with respect to any transfer of an interest in the Regulation S Global Unit to a U.S. Person:

                          (i) If the beneficial interest to be transferred is in a Regulation S Temporary Global Unit, transfers by an owner of a beneficial interest in such Regulation S Global Unit to a transferee who takes delivery of such interest through the Rule 144A Global Unit will be made only upon receipt by the Unit Agent from the transferor of a certificate substantially in the form set forth in Exhibit E hereto to the effect that such transfer is being made to a person who the transferor reasonably believes is a QIB within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A; and

                          (ii) If the beneficial interest to be transferred is in a Regulation S Permanent Global Unit, the Unit Agent shall register the transfer of any such Unit Certificate without requiring any additional certification.

                 (g) Transfers to Non-U.S. Persons. The following provisions shall apply with respect to any transfer of a Unit to a Non-U.S.
Person:

                          (i) The Unit Agent shall register any proposed transfer to any Non-U.S. Person if the Unit Certificate to be transferred is a Definitive Unit or an interest in a Rule 144A Global Unit only upon receipt of a certificate substantially in the form set forth in Exhibit F hereto from the proposed transferor. Prior to the termination of the Regulation S Restricted Period, any Non-U.S. Person shall be delivered a beneficial interest in the Regulation S Temporary Global Security.

                          (ii) (x) If the proposed transferor is an Agent Member holding a beneficial interest in a Rule 144A Global Unit, upon receipt by the Unit Agent of (1) the documents required by paragraph
         (i) of this paragraph (d) and (2) instructions in accordance with the Depositary's and the Unit Agent's procedures, the Unit Agent shall reflect on its books and records the date and a decrease in the number of Units represented by such Rule 144A Global Unit in an amount equal to the number of Units represented by the beneficial interest in such Rule 144A Global Units to be transferred, and (y) upon receipt by the Unit Agent of instructions given in accordance with the Depositary's and the Unit Agent's procedures, the Unit Agent shall reflect on its books and records the date and an increase in the number of Units represented by the Regulation S Global Units in an amount equal to the number of Units represented by the Definitive Units or such Rule 144A Global Unit, as the case may be, to be transferred, and the Unit Agent shall cancel the Definitive Unit so transferred or decrease the number of Units represented by such Rule 144A Global Unit, as the case may be.





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                 (h)      Private Placement Legend.  Upon the transfer,
exchange or replacement of Unit Certificates not bearing the legend set forth in the first three paragraphs of Exhibit A attached hereto (the "Private Placement Legend"), the Unit Agent shall deliver Unit Certificates that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Unit Certificates bearing the Private Placement Legend, the Unit Agent shall deliver Unit Certificates that bear the Private Placement Legend unless either
(i) the Private Placement Legend is no longer required pursuant to Section 2 and Section 5 or (ii) there is delivered to the Registrar an opinion of counsel reasonably satisfactory to the Issuers and the Unit Agent to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                 (i) Cancellation and/or Adjustment of a Global Unit. At such time as all beneficial interests in a Global Unit have either been exchanged for Definitive Units, redeemed, repurchased or cancelled, such Global Unit shall be returned to the Issuer or, upon written order to the Unit Agent in the form of an Officers' Certificate from Iridium, retained and cancelled by the Unit Agent. At any time prior to such cancellation, if any beneficial interest in a Global Unit is exchanged for Definitive Units, redeemed, repurchased or cancelled, the number of Units represented by such Global Unit shall be reduced and an endorsement shall be made on such Global Unit by the Unit Agent to reflect such reduction.

                 (j) Obligations with Respect to Transfers and Exchanges of Definitive Units.

         (i) Prior to the Separability Date, to permit registrations of transfers and exchanges, the Issuers shall execute, at the Unit Agent's request, and the Unit Agent shall authenticate Unit Certificates.

         (ii) All Definitive Units and Global Units issued upon any registration, transfer or exchange of Definitive Units or Global Units shall be the valid obligations of the Issuers, entitled to the same benefits under this Unit Agreement as the Definitive Units or Global Units surrendered upon the registration of transfer or exchange.

         (iii) Prior to due presentment for registration of transfer of any Unit Certificate, the Unit Agent and the Issuers may deem and treat the person in whose name any Unit Certificate is registered as the absolute owner of the Units represented thereby, and neither the Unit Agent nor the Issuers shall be affected by notice to the contrary.

                 SECTION 6. Separation of the Notes and the Warrants. After the Separability Date, the Notes and the Warrants represented by the Units shall be separately transferable. Upon presentation after the Separability Date of any Unit Certificate for exchange for Warrants and Notes or for registration of transfer or otherwise, (i) the Unit Agent shall notify the Trustee and the Warrant Agent of the number of Units so presented, the registered owner thereof, such owner's registered address, the nature of any legends or restrictive endorsements set forth on such Unit Certificate and any other information provided by the holder thereof in connection therewith, (ii) the Trustee, if the requirements of the Indenture for such transaction are met, as the case may be, shall promptly register, authenticate and deliver a new Note equal in principal amount to the Notes represented by





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such Unit Certificate in accordance with the direction of such holder and (iii)
the Warrant Agent, if its requirements for such transactions are met, shall promptly countersign, register and deliver a new Warrant certificate for the number of Warrants previously represented by such Unit Certificate in accordance with the directions of such holder. The Warrant Agent and the Trustee will notify the Unit Agent of any additional requirements in connection with a particular transfer or exchange.

                 Following the Separability Date, no Unit Certificates shall be issued upon transfer or exchange of Unit Certificates or otherwise.

                 SECTION 7. Rights of Unit Holders. The registered owner of a Unit Certificate shall have all the rights and privileges of a registered owner of the principal amount of Notes represented thereby and the number of Warrants represented thereby and shall be treated as the registered owner thereof for all purposes. The Issuers agree that they shall be bound by all provisions of the Indenture, the Notes, the Warrant Agreement and the Warrants and that the Notes and Warrants represented by each Unit Certificate shall be deemed legal, valid and binding obligations of the Issuers, and that upon exercise of the Warrants, the Warrant Shares will be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

                 SECTION 8. Unit Agent. The Unit Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by which the Issuers and the holders of Units, by their acceptance thereof, shall be bound:

                 (a) The Unit Agent shall not be responsible for and makes no representation as to the validity or adequacy of this Agreement or the Unit Certificates and it shall not be responsible for any statement in this Agreement or the Unit Certificates other than its countersignature thereon.

                 (b) The Unit Agent shall not be responsible for any failure of the Issuers to comply with any of the covenants in this Agreement, the Unit Certificates, the Indenture, the Notes, the Warrant Agreement or the Warrant Certificates (as defined in the Warrant Agreement) to be complied with by the Issuers.

                 (c) The Unit Agent may consult with counsel satisfactory to it and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice of such counsel.

                 (d) The Unit Agent shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Unit Certificate, notice, direction, consent, certificate, affidavit, statement, opinion or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.





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                 (e)      The Note Issuers agree to pay the Unit Agent from
         time to time compensation for its services and to reimburse the Unit Agent upon request for all reasonable out-of-pocket expenses incurred by it pursuant to this Agreement, including the reasonable compensation and expenses of the Unit Agent's agents and counsel. The
         Note Issuers shall indemnify the Unit Agent against any and all loss, liability, damage, claim or expense (including agents' and attorneys' fees and expenses) incurred by it without negligence or bad faith on its part arising out of or in connection with the acceptance or performance of its duties under this Agreement. The Unit Agent shall notify the Note Issuers promptly of any claim for which it may seek indemnity. The Note Issuers need not reimburse any expense or indemnify against any loss or liability incurred by the Unit Agent through wilful misconduct, negligence or bad faith. The Issuers' payment obligations pursuant to this Section 8(e) shall survive the termination of this Agreement.

                 (f) The Unit Agent and any stockholder, director, officer or employee of the Unit Agent may buy, sell or deal in any of the Units or other securities of the Issuers or their affiliates or become pecuniarily interested in transactions in which the Issuers or their affiliates may be interested, or contract with or lend money to any of the Issuers or their affiliates or otherwise act as fully and freely as though it were not the Unit Agent under this Agreement. Nothing herein shall preclude the Unit Agent from acting in any other capacity for the Issuers or for any other legal entity.

                 (g) The Unit Agent shall act hereunder solely as agent for the Issuers, the Trustee and the Warrant Agent, and its duties shall be determined solely by the provisions hereof. The Unit Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence or bad faith or willful misconduct.

                 (h) The Unit Agent shall not be under any obligation to take any action hereunder which may tend to involve it in any expense or liability for which it does not receive indemnity if such indemnity is reasonably requested.

                 (i) The Unit Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action unless the Issuers or one or more registered holders of Unit Certificates shall furnish the Unit Agent with security and indemnity for any costs and expenses which may be incurred acceptable to the Unit Agent. This provision shall not affect the power of the Unit Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Units may be enforced by the Unit Agent without the possession of any of the Unit Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Unit Agent shall be brought in its name as Unit Agent and any recovery of judgment shall be for the ratable benefit of the registered holders of the Units, as their respective rights or interests may appear.

                 (j) Before the Unit Agent acts or refrains from acting with respect to any matter contemplated by this Unit Agreement, it may require:

                          (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Unit Agreement relating to the proposed action have been complied with; and

                          (2) an opinion of counsel for the Issuers stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                 (k) In the absence of bad faith on its part, the Unit Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Unit Agent and conforming to the requirements of this Agreement. However, the Unit Agent shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Agreement.

                 (l) The Unit Agent may rely and shall be fully protected in relying upon any document believed by it to be genuine and to have been signed or presented by the proper person. The Unit Agent need not investigate any fact or matter stated in the document.

                 (m) The Unit Agent may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                 SECTION 9. Replacement of Unit Agent. The Unit Agent may resign by so notifying the Issuers. The holders of a majority of all the outstanding Units may remove the Unit Agent by so notifying the Issuer and the Unit Agent and may appoint a successor Unit Agent. The Issuers may remove the Unit Agent if:

                          (1)     the Unit Agent is adjudged bankrupt or
                 insolvent;

                          (2) a receiver or other public officer takes charge of the Unit Agent or its property; or

                          (3)     the Unit Agent becomes incapable of acting.

                 If the Unit Agent resigns or is removed or if a vacancy exists in the office of the Unit Agent for any reason, the Issuers shall notify each holder of Units of such event and shall promptly appoint a successor Unit Agent. Notwithstanding any resignation or removal of the Unit Agent or the cancellation of the Unit Certificates, the obligations of the Issuers under
Section 8(e) shall survive for the benefit of the retiring Unit Agent.

                 SECTION 10. Successor Unit Agent by Merger, Etc. If the Unit Agent consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall, if such resulting, surviving or transferee corporation is otherwise eligible hereunder, be the successor Unit Agent.

                 SECTION 11. Notices to the Issuer and Unit Agent, Trustee and Warrant Agent. Any notice or demand authorized by this Agreement to be given or made to or on the Issuers, the Unit Agent, the Trustee or the Warrant Agent shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage paid, addressed

If to the Issuers:

                 c/o Iridium LLC
                 1575 Eye Street NW
                 Washington D.C.  20005
                 Attention:  General Counsel

                 with a copy to:

                 Iridium World Communications Ltd.
                 Clarendon House
                 2 Church Street
                 Hamilton HM11
                 Bermuda
                 Attention:  Secretary

If to the Unit Agent, the Warrant Agent or the Trustee:

                 State Street Bank and Trust Company
                 Corporate Trust Department
                 4th Floor
                 2 International Place
                 Boston, MA  02110
                 Attention:  Shawn George
                 Facsimile:  617-664-5371

                 The parties hereto by notice to the other parties may designate additional or different addresses for subsequent communications or notice.

                 Any notice to be mailed to a holder of Units shall be mailed to him or her at the address that appears on the register of Units maintained by the Unit Agent. Copies of any such communication shall also be mailed to the Unit Agent, the Trustee and the Warrant Agent. The Unit Agent shall furnish the Issuers, the Trustee or the Warrant Agent promptly when requested with a list of registered holders of Units for the purpose of mailing any notice or communication to the holders of the Notes or Warrants and at such other times as may be reasonably requested.

                 SECTION 12. Supplements and Amendments. The Issuers, the Unit Agent, the Trustee and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any holders of Unit Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Issuers, the Trustee, the Warrant Agent and the Unit Agent may deem necessary or desirable and which shall not adversely affect the interests of the holders of Unit Certificates. Any amendment or supplement to this Agreement that may have an adverse effect on the interests of the holders of Units shall require the written consent of a majority of the registered holders of the then outstanding Units representing not less than a majority of the then outstanding Units.

                 SECTION 13. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Issuers, the Trustee, the Warrant Agent or the Unit Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

                 SECTION 14. Governing Law. THIS AGREEMENT AND EACH UNIT CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

                 SECTION 15. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Issuers, the Trustee, the Warrant Agent, the Unit Agent and the holders of Units any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Issuers, the Trustee, the Warrant Agent, the Unit Agent and the holders of Units.

                 SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


                                            IRIDIUM LLC



                                            By:
                                                 ------------------------------
                                                     Name:
                                                     Title:


                                            IRIDIUM CAPITAL CORPORATION



                                            By:
                                                 ------------------------------
                                                     Name:
                                                     Title:


                                            IRIDIUM WORLD COMMUNICATIONS LTD.


                                            By:
                                                 ------------------------------
                                                     Name:
                                                     Title:


                                            IRIDIUM ROAMING LLC,
                                            as a Guarantor Subsidiary


                                            By:
                                                 ------------------------------
                                                     Name:
                                                     Title:


                                            IRIDIUM IP LLC,
                                            as a Guarantor Subsidiary


                                            By:
                                                 ------------------------------
                                                     Name:

                                                     Title:



                                            STATE STREET BANK AND TRUST COMPANY,
                                            as Trustee



                                            By:
                                                 ------------------------------
                                                     Name:
                                                     Title:


                                            STATE STREET BANK AND TRUST COMPANY,
                                            as Warrant Agent



                                            By:
                                                 ------------------------------
                                                     Name:
                                                     Title:


                                            STATE STREET BANK AND TRUST COMPANY,
                                            as Unit Agent



                                            By:
                                                 ------------------------------
                                                     Name:
                                                     Title:

                                                                       EXHIBIT A


                           [FORM OF UNIT CERTIFICATE]


         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

         THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUERS OR ANY AFFILIATE OF THE ISSUERS WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), EXCEPT (A) TO THE ISSUERS, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFSHORE TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 UNDER THE SECURITIES ACT, (E) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a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

         EACH OF THEM, AND IN THE CASE OF ANY OF THE FOREGOING CLAUSES (A) THROUGH (F), A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE ISSUERS AND THE UNIT AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

         BY ITS ACQUISITION HEREOF, THE HOLDER REPRESENTS THAT IT IS NOT AN AFFILIATE OF THE ISSUERS OR ACTING ON BEHALF OF THE ISSUERS AND (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1),(2),(3) OR (7) UNDER THE SECURITIES ACT) OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S.




                                  IRIDIUM LLC,
                         (a limited liability company)

                          IRIDIUM CAPITAL CORPORATION,
                            (a Delaware corporation)

                       IRIDIUM WORLD COMMUNICATIONS LTD.
                              (a Bermuda company)


                 Units Consisting of 13% Senior Notes due 2005,
                            Series A and Warrants to
                    Purchase Shares of Class A Common Stock

No.                                                          CUSIP No.
                                                                      ----------

                 Iridium LLC, a Delaware limited liability company ("Iridium"), Iridium Capital Corporation, a Delaware corporation ("Capital"), Iridium World Communications Ltd., an exempted company under the Companies Act 1981 of Bermuda ("IWCL"), Iridium Roaming LLC and Iridium IP LLC (together, the "Guarantor Subsidiary" and together with Iridium, Capital and IWCL, the "Issuers") hereby certify that [___________________________] is the owner of [____________] Units as described above.

                 Each Unit consists of one $1,000 principal amount of 13% Senior Notes due 2005, Series A of the Issuers (the "Notes") and one warrant (the "Warrant"), initially entitling the holder thereof to purchase 5.2 shares of Class A Common Stock, par value $0.01 per share, of

IWCL (the "Class A Common Stock"). This Unit is issued pursuant to the Unit Agreement (the "Unit Agreement") dated as of July 16, 1997 by and among the Issuers, the Trustee (as defined below), State Street Bank and Trust Company as trustee under an Indenture with respect to the 13% Senior Notes due 2005, Series A of Iridium and Capital, the Warrant Agent (as defined below) and State Street Bank and Trust Company, as Unit Agent (the "Unit Agent"), and is subject to the terms and provisions contained therein, to all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof. The terms of the Notes are governed by an Indenture (the "Indenture") dated as of July 16, 1997 among Iridium, Capital, the Guarantor Subsidiaries and State Street Bank and Trust Company, as trustee (the "Trustee"), and are subject to the terms and provisions contained therein, to all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof. The terms of the Warrants are governed by a Warrant Agreement dated as of July 16, 1997 (the "Warrant Agreement") between IWCL and State Street Bank and Trust Company, as Warrant Agent (the "Warrant Agent"), and are subject to the terms and provisions contained therein, to all of which terms and provisions the holder of this Unit Certificate consents by acceptance hereof. The Issuers will furnish to any Holder of this Unit Certificate upon written request and without charge a copy of the Unit Agreement, the Indenture and the Warrant Agreement. Requests may be made to: Iridium LLC, 1575 Eye Street N.W., Washington D.C. 20005, Attn.: General Counsel.

                 The Notes and the Warrants represented by this Unit Certificate shall not be separately transferable until the earlier of: the commencement of an exchange offer or the effectiveness of a shelf registration statement for the Notes and such date after January 15, 1998 as Chase Securities Inc. may, in its discretion, deem appropriate.

Dated:

                                            IRIDIUM LLC


                                            By:
                                                 ------------------------------
                                                     Name:
                                                     Title:


                                            IRIDIUM CAPITAL CORPORATION


                                            By:
                                                 ------------------------------
                                                     Name:
                                                     Title:

                                            IRIDIUM WORLD COMMUNICATIONS LTD.


                                            By:
                                                 ------------------------------
                                                     Name:
                                                     Title:


                                            IRIDIUM ROAMING LLC,
                                            as a Guarantor Subsidiary


                                            By:
                                                 ------------------------------
                                                     Name:
                                                     Title:


                                            IRIDIUM IP LLC,
                                            as a Guarantor Subsidiary


                                            By:
                                                 ------------------------------
                                                     Name:
                                                     Title:




Certificate of Authentication:
         This is one of the Units
         referred to in the above
         mentioned Unit Agreement.

STATE STREET BANK AND TRUST COMPANY,
  as Unit Agent


By:
     ------------------------------
         Authorized Signatory

                                  IRIDIUM LLC,

                          IRIDIUM CAPITAL CORPORATION,

                       IRIDIUM WORLD COMMUNICATIONS LTD.


                 Units Consisting of 13% Senior Notes due 2005,
                            Series A and Warrants to
                    Purchase Shares of Class A Common Stock


I.          PROVISIONS RELATING TO THE NOTES

            1.   Interest.

            IRIDIUM LLC, a Delaware limited liability company ("Iridium") and IRIDIUM CAPITAL CORPORATION, a Delaware corporation ("Capital" and together with Iridium, the "Note Issuers"), as joint and several obligors, and IRIDIUM ROAMING LLC and IRIDIUM IP LLC (together, the "Guarantor Subsidiaries", and together with the Note Issuers, the "Issuers"), promise to pay interest on the principal amount of the Notes at the rate per annum shown above. The Note Issuers will pay interest in cash semi-annually in arrears on January 15 and July 15 of each year (each an "Interest Payment Date"), commencing January 15, 1998. Interest payable on the Notes shall be computed on the basis of a 360-day year comprised of 30-day months.

            2.     Method of Payment.

                   The Note Issuers shall pay interest on the Notes (except defaulted interest) to the persons who are the registered holders at the close of business on the Record Date immediately preceding the interest payment date even if the Notes are cancelled on registration of transfer or registration of exchange after such Record Date. Holders must surrender the Notes to the Trustee to collect principal payments. The Note Issuers shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Note Issuers may pay principal and interest by wire transfer of Federal funds, or interest by check payable in such U.S. Legal Tender. The Note Issuers may deliver any such interest payment to the Trustee or to a holder at the holder's registered address.

            3.     Paying Agent and Registrar

                   Initially, STATE STREET BANK AND TRUST COMPANY, a Massachusetts banking corporation ("Trustee"), will act as Paying Agent and Registrar. Iridium may appoint and change any Paying Agent, Registrar or co-registrar without notice to the Holders. Iridium, Capital or any of Iridium's domestically incorporated Wholly-Owned Subsidiaries may act as Paying Agent, Registrar or co-registrar.

            4.     Indenture and Guarantees.

                   The Note Issuers issued the Notes under an Indenture dated as of July 16, 1997 (the "Indenture"), among the Note Issuers, as joint and several obligors, the Guarantor Subsidiaries (as defined in the Indenture) and the Trustee. Capitalized terms used in this "Provisions Relating to the Notes" section are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of such Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and holders of Notes are referred to the Indenture and the TIA for a statement of them. The Notes are obligations of the Note Issuers limited in aggregate principal amount to $300,000,000. Payment on each
Note is guaranteed on a senior basis, jointly and severally, by the Guarantor Subsidiaries pursuant to Article X of the Indenture.

            5.     Optional Redemption.

                   Except as described in the next succeeding paragraph, the Notes will not be redeemable at the option of the Note Issuers prior to July 15, 2002. On and after such date, the Notes will be redeemable, at either Note Issuer's option, in whole or in part, at any time upon not less than 30 nor more than 60 days' prior notice mailed by first-class mail to each Holder's registered address, at the following redemption prices (expressed in percentages of principal amount), plus accrued and unpaid interest and Liquidated Damages, if any, to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date that is on or prior to the date of redemption), if redeemed during the 12-month period commencing on July 15 of the years set forth below:

                                                             REDEMPTION
         YEAR                                                  PRICE
         ----                                                  -----

         2002                                                  106.750%
         2003                                                  103.375%
         2004 and thereafter                                   100.000%

                 In addition, at any time and from time to time on or prior to July 15, 2000, either Note Issuer may redeem in the aggregate up to 33-1/3% of the original aggregate principal amount of the Notes with the cash proceeds to Iridium of one or more Equity Offerings, at a redemption price (expressed as a percentage of principal amount thereof) of 113.5% plus accrued and unpaid interest and Liquidated Damages, if any, to the redemption date (subject to the right of record Holders on the relevant record date to receive interest due on the relevant interest payment date that is on or prior to the date of redemption); provided, however, that at least 66-2/3% of the original aggregate principal amount of the Notes must remain outstanding after each such redemption.

         6.      Notice of Redemption.

                 In the case of any partial redemption, selection of the Notes for redemption will be made by the Trustee on a pro rata basis, by lot or by such other method as the Trustee in its sole discretion deems to be fair and appropriate, although no Note of $1,000 in original principal amount or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption relating to such Note will state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note.

         7.      Subsidiary Guaranties.

                 The Initial Guarantors will provide Subsidiary Guaranties on the Issue Date. In the event that, after the Issue Date, Iridium acquires or creates a Subsidiary other than a Foreign Subsidiary, Iridium will cause such Subsidiary (unless such Subsidiary is an Unrestricted Subsidiary) to, jointly and severally, as primary obligors and not merely as sureties, irrevocably Guarantee on a senior unsecured basis the performance and punctual payment when due, whether at Stated Maturity, by acceleration or otherwise, of all obligations of the Note Issuers under the Indenture and the Notes issued pursuant thereto. Iridium may cause any Foreign Subsidiary to execute and deliver a Subsidiary Guaranty in accordance with the provisions of the Indenture, in which case such Foreign Subsidiary will be a "Guarantor Subsidiary" for purposes of the Indenture. Each Subsidiary Guaranty will be limited in amount to an amount not to exceed the maximum amount that can be Guaranteed by the applicable Guarantor Subsidiary without rendering such Subsidiary Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

                 A Subsidiary Guaranty will be released upon (i) the sale of all of the Capital Stock, or all or substantially all of the assets, of the applicable Guarantor Subsidiary (in each case to an entity other than to Iridium or a Subsidiary of Iridium), (ii) the designation by Iridium of the applicable Guarantor Subsidiary as an Unrestricted Subsidiary, in each case in compliance with the Indenture, or (iii) the reorganization of the applicable Guarantor Subsidiary as a Foreign Subsidiary, or (iv) upon satisfaction of the requirements of Section 5.01(d) (merger) or 8.01(b) (defeasance) of the Indenture.

         8.      Change of Control Offer.

                 Upon the occurrence of a Change of Control, each Holder will have the right to require the Note Issuers to repurchase all or any part of such Holder's Notes at a purchase price in cash equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase.

         9.      Denominations; Transfer; Exchange.

                 The Notes are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Notes in accordance with the Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Note Issuers may require a Holder to pay any taxes required by law or permitted by the Indenture. The Note Issuers are not required to transfer or exchange any Note selected for redemption or to transfer or exchange any Note for a period of 15 days prior to a selection of Notes to be redeemed. The Notes will be issued in registered form and the registered holder of a Note will be treated as the owner of such Note for all purposes.

         10.     Persons Deemed Owners

                 The registered Holder of the Note may be treated as the owner of it for all purposes.

         11.     Unclaimed Money

                 If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall, subject to the requirements of applicable escheat laws, pay the money back to the Note Issuers at its written request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Note Issuers and not to the Trustee for payment.

         12.     Legal Defeasance and Covenant Defeasance.

                 The Note Issuers at any time may terminate all their obligations under the Notes and the Indenture upon satisfaction of certain conditions specified in the Indenture, except for certain obligations, including those respecting the defeasance trust and obligations to register the transfer or exchange of the Notes, to replace mutilated, destroyed, lost or stolen Notes and to maintain a registrar and paying agent in respect of the Notes. The Note Issuers at any time may terminate their obligations under certain restrictive covenants. If the Note Issuers exercise their legal defeasance option or their covenant defeasance option, each Guarantor Subsidiary will be released from all of its obligations with respect to its Subsidiary Guaranty (and no Restricted Subsidiary (other than Capital) will thereafter be obligated to execute, deliver, or endorse any Note; nor shall any such execution, delivery or endorsement thereafter bind any Restricted Subsidiary).

         13.     Amendment and Waiver.

                 Subject to certain exceptions, the Indenture may be amended with the consent of the Holders of a majority in principal amount of the Notes then outstanding and any past default and its consequences or compliance with any provisions may be waived with the consent of the Holders of a majority in principal amount of the Notes then outstanding. Without the consent of any Holder, the Note Issuers and the Trustee may amend the Indenture to cure any ambiguity, omission, defect or inconsistency, to provide for the assumption by a successor corporation of the obligations of either Note Issuer under the Indenture, to provide for uncertificated Notes in addition to or in place of certificated Notes, to add further Subsidiary Guaranties with respect to such Notes, to release Guarantor Subsidiaries when permitted by such Indenture, to secure such Notes, to add to the covenants of the Note Issuers for the benefit of the Holders of such Notes or to surrender any right or power conferred upon the Note Issuers, to make any change that does not adversely affect the rights of any Holder of such Notes or to comply with any requirement of the SEC in connection with the qualification of such Indenture under the TIA.

         14.     Restrictive Covenants.

                 The Indenture contains certain covenants that, among other things, limit the ability of Iridium and its Restricted Subsidiaries to make restricted payments, to incur indebtedness, to create liens, to issue capital stock of subsidiaries, to sell assets, to permit restrictions on dividends and other payments by subsidiaries to Iridium, to consolidate, merge or sell all or substantially all of its assets, to engage in transactions with affiliates, to maintain insurance or to engage in certain businesses. The limitations are subject to a number of important qualifications and exceptions. The Note Issuers must report to the Trustee on compliance with such limitations.

         15.     Defaults and Remedies.

                 If an Event of Default under the Indenture occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the outstanding Notes by notice to the Note Issuers may declare the principal of and accrued but unpaid interest on and Liquidated Damages, if any, on all the Notes to be due and payable. If an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of either Note Issuer occurs and is continuing, the principal of and Liquidated Damages, if any, and interest on all the Notes will become immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. Under certain circumstances, the Holders of a majority in principal amount of the Notes then outstanding may rescind any such acceleration with respect to the Notes and its consequences.

         16.     No Recourse Against Others.

                 No director, officer, employee, incorporator or member of Iridium, as such, will have any liability for any obligations of the Note Issuers or any Guarantor Subsidiary under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder of Notes by accepting a Note waives and releases all such liability

(such waiver will not constitute a waiver of liabilities under the Federal securities laws, however, if it is the view of the SEC that such a waiver would be against public policy).

         17.     Registration Rights.

                 Pursuant to the Exchange and Registration Rights Agreement, the Issuers will be obligated upon the occurrence of certain events to consummate an exchange offer pursuant to which the holders of Notes shall, subject to certain limitations, have the right to exchange the Notes for the Exchange Notes or Private Exchange Series A Notes, which will be registered under the Securities Act, in like principal amount and having terms identical in all material respects as the Notes. The Holders shall be entitled to receive certain liquidated damages in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Exchange and Registration Rights Agreement.

         18.     Trustee Dealings with the Note Issuers

                 Subject to certain limitations imposed by the Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Note Issuers or its Affiliates and may otherwise deal with the Note Issuers or its Affiliates with the same rights it would have if it were not Trustee.

         19.     Governing Law

                 THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

         20.     Authentication

                 The Note shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of the Note.

         21.     Abbreviations

                 Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

         22.     CUSIP Numbers

                 Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Note Issuers have caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

                 The Issuers will furnish to any holder of a Note upon written request and without charge a copy of the Indenture. Requests may be made to:
Iridium LLC, 1575 Eye Street NW, Washington D.C. 20005, Attention: General Counsel.


II.       PROVISIONS RELATING TO THE WARRANTS

                 Each Warrant evidenced by each Unit Certificate, when exercised, will entitle the holder thereof to receive 5.2 Warrant Shares of IWCL. In the aggregate, the Warrants will entitle the holders thereof to purchase 1,560,000 shares of Class A Common Stock of IWCL representing, on a fully-diluted basis, an aggregate indirect beneficial ownership of approximately 1% of the Class 1 Interests in Iridium, as of the date of the Offering Memorandum. The Warrants are issued pursuant to a Warrant Agreement dated as of July 16, 1997 (the "Warrant Agreement"), duly executed and delivered by IWCL and State Street Bank and Trust Company, as Warrant Agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument. Terms used in this "Provisions Relating to the Warrants" section and not defined herein shall have the respective meanings ascribed to those terms in the Warrant Agreement.

                 The Warrants may be exercised by surrendering to IWCL the Warrant certificates evidencing such Warrants, if any, with the accompanying form of election to purchase, properly completed and executed, together with payment of the Exercise Price. Payment of the Exercise Price may be made in the form of cash or a certified or official bank check payable to the order of IWCL or by wire transfer of funds to an account designated by IWCL. Upon surrender of the Warrant certificate and payment of the Exercise Price, IWCL will cause The Bank of New York, as Transfer Agent of the Class A Common Stock, or any successor thereto, to countersign and deliver, to or upon the written order of such holder, certificates representing the number of whole Warrant Shares or other securities or property to which such holder is entitled under the Warrants and Warrant Agreement, including, without limitation, any cash payable to adjust for fractional interests in Warrant Shares issuable upon such exercise. If at any time prior to the Expiration Date less than all of the Warrants evidenced by a Warrant certificate are to be exercised, a new Warrant certificate will be issued for the remaining number of Warrants.

                 No fractional Warrant Shares will be issued upon exercise of the Warrants. If any fraction of a Warrant Share would, except for the foregoing provision, be issuable upon the exercise of any Warrants (or specified portion thereof), IWCL will pay an amount in cash equal to the current market price per Warrant Share, as determined on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction, computed to the nearest whole cent.

                 The Warrants initially will be issued as fully registered in global form or in certain limited circumstances registered form as definitive Warrant certificates. No service charge will be made for registration of transfer or exchange upon surrender of any Warrant certificate at the office of the Warrant Agent maintained for that purpose. IWCL may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or transfer or exchange of Warrant certificates.

                 In the event a bankruptcy or reorganization proceeding is commenced by or against IWCL, a bankruptcy court may hold that unexercised Warrants are executory contracts which may not, even if sufficient funds are available, be entitled to receive any consideration or may receive an amount less than they would be entitled to have received if they had exercised their Warrants prior to the commencement of any such bankruptcy or reorganization proceeding.

                 The holders of the Warrants have no right to vote on matters submitted to the stockholders of IWCL and have no right to receive cash dividends. The holders of the Warrants have no preemptive rights and are not entitled to share in the assets of IWCL in the event of the liquidation, dissolution or winding up of IWCL's affairs.

                 The Warrants and the Warrant Shares are entitled to the benefits of two shelf registration statements relating to the Warrants and the shares of Class A Common Stock issuable upon exercise thereof. A warrant shelf registration statement, covering the resale of the Warrants, and a common shelf registration statement, covering the issuance of the Warrant Shares, must be declared effective under the Securities Act within 365 days after the Issue Date.

                                ASSIGNMENT FORM


I or we assign and transfer the Units represented by this Unit Certificate to


---------------------------------------------------------------

---------------------------------------------------------------
(Print or type name, address and zip code of assignee or transferee)


---------------------------------------------------------------
(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint                                        ,
                        ---------------------------------------
agent to transfer this Unit Certificate on the books of the Unit Agent and Company. The agent may substitute another to act for him.


Dated:
      ---------------------
                 Signed:
                        ----------------------------
                     (Sign exactly as name
                     appears on the first page
                     of this Unit Certificate)


Signature Guarantee:
                    ---------------------------------------------
                 Participant in a recognized Signature [Guarantee Medallion Program] (or other signature guarantor program reasonably acceptable to the Unit Agent)

                       OPTION OF HOLDER TO ELECT PURCHASE


                 If you want to elect to have the Notes represented hereby purchased by the Note Issuers pursuant to Section 4.06 or Section 4.08 of the Indenture, check the appropriate box:

                    Section 4.06 [  ]     Section 4.08 [  ]

                 If you want to elect to have only part of the Notes represented hereby purchased by the Note Issuers pursuant to Section 4.06 or
Section 4.08 of the Indenture, state the amount:
$
 ----------------------

Date:
     ------------------

                 Your Signature:
                                ------------------------
                 (Sign exactly as your name appears on the first page of this
                  Unit Certificate)


Signature Guarantee:
                    ---------------------------------------------

               FORM OF ELECTION TO PURCHASE WARRANT SHARES (to be
                    executed only upon exercise of Warrants)

                       IRIDIUM WORLD COMMUNICATIONS LTD.

[No exercise of Warrants may be made prior to a shelf registration statement relating to the Class A Common Stock underlying the Warrants being declared effective.]

The undersigned hereby irrevocably elects to exercise [____] Warrants at an exercise price per share (subject to adjustment) of $[ ] to acquire [____] shares of Class A Common Stock, par value $0.01 per share, of Iridium World Communications Ltd. on the terms and conditions specified within the Warrant Certificate and the Warrant Agreement therein referred to, surrenders this Warrant Certificate and all right, title and interest therein to Iridium World Communications Ltd. and directs that the shares of Class A Common Stock deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Date:

                                     (Signature of Owner)
-------------------------------------

                                     (Street Address)
-------------------------------------





                 -------------------------------------





                 (City)      (State)      (Zip Code)




                 Signature Guaranteed by:

                 [Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-5]

-----

1. The signature must correspond with the name as written upon the face of the Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed.

Securities and/or check to be issued to:

Please insert social security or identifying number:

                 Name:
                       ---------------------------------------------

                 Street Address:
                                 -----------------------------------

                 City, State and Zip Code:
                                           -------------------------

Any unexercised Warrants represented by the Warrant Certificate to be issued to:

                 Please insert social security or identifying number:

                 Name:
                       ---------------------------------------------

                 Street Address:
                                 -----------------------------------

                 City, State and Zip Code:
                                           -------------------------

               SCHEDULE OF INCREASES AND DECREASES IN THE NUMBER
                      OF UNITS REPRESENTED BY GLOBAL UNIT(1)



                                                                              Number of
                                                                              Units Repres-
                                                                              ented by
                   Decrease in                   Increase in                  this Global
                   Number of                     Number of                    Unit                         Signature of
                   Units Repre-                  Units Repre-                 following                    authorized
Date of            sented by this                sented by this               such decrease                officer of
Exchange           Global Unit                   Global Unit                  or increase                  Unit Agent
-----------------------------------------------------------------------------------------------------------------------------------





--------------------

         (1) This is to be included only if the Unit Certificate is in global form.

                                                                       EXHIBIT B



                         FORM OF LEGEND FOR GLOBAL UNIT


                 Any Global Unit authenticated and delivered hereunder shall bear a legend in substantially the following form:

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL UNIT SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE WARRANT AGREEMENT REFERRED TO HEREIN.

                                                                       EXHIBIT C



                      FORM OF CERTIFICATE TO BE DELIVERED
                     UPON TERMINATION OF RESTRICTED PERIOD

                                   [__], 1997




Iridium LLC
Iridium World Communications Ltd.

State Street Bank and Trust Company
Corporate Services Division
4th Floor
2 International Plaza
Boston, MA  02110



         Re:     Iridium LLC Units (the "Units")



Ladies and Gentlemen:

                 This letter relates to Units represented by a temporary global unit certificate (the "Temporary Certificate"). Pursuant to Section 2 of the Unit Agreement dated as of July 16, 1997 relating to the Units (the "Unit Agreement"), the undersigned hereby certifies that (1) the undersigned is the beneficial owner of [_____] Units represented by the Temporary Certificate and
(2) the undersigned is a non-U.S. person (as defined in the Unit Agreement) outside the United States to whom the initial units could be transferred in accordance with Rule 904 of Regulation S promulgated under the Securities Act of 1933, as amended. Accordingly, you are hereby requested to transfer the initial Units represented by the Temporary Certificate into a permanent global certificate, all in the manner provided by the Unit Agreement.

                 You and Iridium LLC are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                            Very truly yours,

                                            [NAME OF HOLDER]

                                            By:
                                                -------------------------------
                                                  Name:
                                                  Title:

                                                                       EXHIBIT D


                      FORM OF CERTIFICATE TO BE DELIVERED
                        IN CONNECTION WITH TRANSFERS TO
                   NON-QIB INSTITUTIONAL ACCREDITED INVESTORS


Iridium LLC
Iridium World Communications Ltd.

State Street Bank and Trust Company
Corporate Services Division
4th Floor
2 International Place
Boston, MA  02110

                 Re:  Iridium LLC ("Iridium") Units

Ladies and Gentlemen:

                 Reference is hereby made to the Unit Agreement, dated as of July 16, 1997 (the "Unit Agreement") among Iridium LLC, Iridium Capital Corporation, Iridium World Communications Ltd., Iridium Roaming LLC, Iridium IP LLC and State Street Bank and Trust Company, as Unit Agent.

                 This certificate is delivered to request a transfer of Units (the "Units").

                 Upon transfer, the Units would be registered in the name of the new beneficial owner as follows:

                 Name:
                      ------------------------------

                 Address:
                         ---------------------------

                 Taxpayer ID Number:
                                    ----------------

                 The undersigned represents and warrants to Iridium World Communications Ltd., Iridium LLC, Iridium Capital Corporation and each subsidiary of Iridium which has guaranteed its 13% Senior Notes due 2005, Series A or its 14% Senior Notes due 2005, Series B (together the "Iridium Parties") that (terms used herein that are defined in Rule 144A ("Rule 144A"), Regulation D ("Regulation D") or Regulation S ("Regulation S") under the Securities Act are used herein as defined therein):

                 1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, (the "Securities Act")) and have purchased the Units in a transaction exempt from the registration requirements of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risk of our investment in the Units and invest in or purchase securities similar to the Units in the normal cause of our business. We and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

                 2. We understand that the Units have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Units to offer, sell or otherwise transfer such Units prior to the date which is two years after the later of the date of original issue and the last date on which any Iridium Party or any affiliate of any Iridium Party was the owner of such Units (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) an Iridium Party, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) in a transaction complying with the requirements of Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offshore transactions meeting the requirements of Rule 903 or Rule 904 under the Securities Act, (e) to an institutional "accredited investor" within the meaning Rule 501(a)(1), (2), (3) or (7) under the Securities Act in a transaction exempt from the registration requirements of the Securities Act (if available), (f) pursuant to any other available exemption from the registration requirements of the Securities Act, and, in each case (a) through (f), in accordance with all applicable securities laws of the states of the United States and other jurisdictions. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Units is proposed to be made pursuant to the clause (e) above prior to the Resale Restrictions Termination Date, we shall deliver a letter from the transferee substantially in the form of this letter to the Iridium Parties and the Unit Agent, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of Rule 5.01(a)(1), (2), (3) or (7) under the Securities Act and that it is acquiring such Units for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that each Iridium Party and the Unit Agent reserve the right prior to any offer, sale or other transfer prior to the Resale Restriction Termination Date of the Units pursuant to clauses (d), (e) or (f) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Iridium Parties and the Unit Agent.


                                            TRANSFEREE:
                                                       --------------------
                                            BY:
                                               ----------------------------

                                                                       EXHIBIT E



                        FORM OF TRANSFER CERTIFICATE FOR
                       TRANSFER TO RULE 144A GLOBAL UNIT
                        BEARING A SECURITIES ACT LEGEND



Iridium LLC
Iridium World Communications Ltd.

State Street Bank and Trust Company
Corporate Services Division
4th Floor
2 International Place
Boston, MA  02110


                 Re:  Iridium LLC Units (the "Units")


Ladies and Gentlemen:

                 Reference is hereby made to the Unit Agreement, dated as of July 16, 1997 (the "Unit Agreement") among Iridium LLC, Iridium Capital Corporation, Iridium World Communications Ltd., Iridium Roaming LLC, Iridium IP LLC and State Street Bank and Trust Company, as Unit Agent. Capitalized terms used but not defined herein will have the meanings given to them in the Unit Agreement.

                 This letter relates to Units which are held in [the form of a beneficial interest in the Regulation S Temporary Global Unit (CINS No. __________) with the Depositary in the name of the undersigned] [definitive form].

                 The undersigned has requested transfer of such Units to a Person who will take delivery thereof in the form of a beneficial interest in the Rule 144A Global Unit (CUSIP No. ___________). In connection with such transfer, the undersigned does hereby confirm that such transfer has been effected in accordance with the transfer restrictions set forth in the Unit Agreement and the Unit Certificates and pursuant to and in accordance with Rule 144A under the U.S. Securities Act of 1933, as amended, and accordingly, the undersigned represents that:

                 1. the Units are being transferred to a transferee that the undersigned reasonably believes is purchasing the Units for its own account or one or more accounts with respect to which the transferee exercises sole investment discretion; and

                 2. the undersigned reasonably believes that transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

                                            [NAME OF TRANSFEROR]



                                            By:
                                                ---------------------------
                                                    Name:
                                                    Title:


Dated:
      -----------------------

                                                                       EXHIBIT F


                      FORM OF CERTIFICATE TO BE DELIVERED
                          IN CONNECTION WITH TRANSFERS
                            PURSUANT TO REGULATION S


Iridium LLC
Iridium World Communications Ltd.

State Street Bank and Trust Company
Corporate Services Division
4th Floor
2 International Place
Boston, MA  02110


                 Re:  Iridium LLC Units (the "Units")


Ladies and Gentlemen:

                 Reference is hereby made to the Unit Agreement, dated as of July 16, 1997 (the "Unit Agreement") among Iridium LLC, Iridium Capital Corporation, Iridium World Communications Ltd., Iridium Roaming LLC, Iridium IP LLC and State Street Bank and Trust Company, as Unit Agent.

                 In connection with our proposed sale of units (the "Units"), the undersigned confirms that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended, and, accordingly, the undersigned represents that:

                 (1)      the offer of the Units was not made to a U.S. Person;

                 (2) either (a) at the time of the buy order was originated, the transferee was outside the United States or the undersigned and any person acting on our behalf reasonably believed that the transferee was outside in the United States or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither the undersigned nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

                 (3) no directed selling efforts have been made in the United States in contravention of the requirements of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

                 (4) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933, as amended.

In addition, if the sale is made during the restricted period applicable to the Units and the provisions of Rule 903(c)(2) or Rule 904(c)(1) of Regulation S are applicable thereto, the undersigned confirms that such sale has been made in accordance with the applicable provisions of Rule 903(c)(3) or Rule 904(c)(1), as the case may be.

                 You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.


                                            [NAME OF TRANSFEROR]


                                            By:
                                                ----------------------------
                                                    Name:
                                                    Title:
                                                    Address:

                                            Date:
                                                  --------------------------


Upon transfer, the Units should be registered in the name of the new beneficial owner as follows:

Name:
      --------------------------------------------------

Address:
         -----------------------------------------------

Taxpayer ID Number:
                    ------------------------------------





                                       2